                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement     [_]  Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                               CCF Holding Company

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
     ----------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                      _________________________________________________________

         (2) Aggregate number of securities to which transaction applies:
                      _________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
                      _________________________________________________________

         (4) Proposed maximum aggregate value of transaction:
                      _________________________________________________________

         (5) Total fee paid:
                      _________________________________________________________

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
                          _____________________________________________________
      (2) Form, Schedule or Registration Statement No.:
                          _____________________________________________________
      (3) Filing Party:
                          _____________________________________________________
      (4) Date Filed:
                          _____________________________________________________

                        [CCF HOLDING COMPANY LETTERHEAD]

April 5, 2002

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of CCF Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 16, 2002, at 9:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Porter Keadle Moore, LLP, the Company's independent auditors, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each director nominee and for each other matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,

                                           /s/David B. Turner
                                           David B. Turner
                                           President and Chief Executive Office

               --------------------------------------------------
                               CCF HOLDING COMPANY
                              101 NORTH MAIN STREET
                            JONESBORO, GEORGIA 30236

               --------------------------------------------------

               --------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 16, 2002

               --------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CCF Holding Company (the "Company") will be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 16, 2002, at 9:00 a.m. or at any adjournment or adjournments thereof. A proxy card and a proxy statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.   Election of three directors of the Company;
2. Ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2002; and
3. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Annual Meeting. As of the date of mailing, the Board of Directors is not aware of any other matters that may come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 25, 2002, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY YOU GIVE MAY BE REVOKED BEFORE THE VOTE AT THE ANNUAL MEETING BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING UPON GIVING ORAL NOTICE OF YOUR INTENTION TO VOTE IN PERSON. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/Charles S. Tucker
                                       Charles S. Tucker
                                       Secretary

Jonesboro, Georgia
April 5, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                               CCF HOLDING COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2002

             -------------------------------------------------------

                                     GENERAL

             -------------------------------------------------------

         This Proxy Statement is being delivered to the Company's stockholders in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders of the Company, which will be held at the office of Heritage Bank (the "Bank"), the wholly-owned subsidiary of the Company, located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 16, 2002, at 9:00 a.m. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about April 5, 2002.

         At the Annual Meeting, stockholders will consider and vote upon (i) the election of three directors and (ii) the ratification of the appointment of Porter Keadle Moore, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2002. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

             -------------------------------------------------------

                       VOTING AND REVOCABILITY OF PROXIES

             -------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke such proxies at any time prior to a vote being taken at the Annual Meeting. Unless so revoked, the shares represented by those proxies will be voted at the Annual Meeting and any adjournment or adjournments thereof. Proxies may be revoked by submitting written notice to the Secretary of the Company at 101 North Main Street, Jonesboro, Georgia 30236, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and gives oral or written notice of his or her intention to vote in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below and "FOR" the ratification of the appointment of independent auditors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or will not serve, and matters incident to the conduct of the Annual Meeting. The proxy also confers on the designated proxy holders discretionary authority to vote the shares represented by the proxy in accordance with their best judgment on other business, if any, that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

             -------------------------------------------------------

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

             -------------------------------------------------------

         The Board of Directors has set March 25, 2002, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders of record as of the close of business on Record Date are entitled to one vote for each share of common stock of the Company then held. As of the Record Date, the Company had 979,206 shares of common stock issued and outstanding.

         The Articles of Incorporation of the Company (the "Articles") provide that in no event will any record owner of any outstanding shares of common stock that is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of common stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles and includes shares beneficially owned by the person or any of his or her affiliates or associates (as those terms are defined in the Articles), shares which the person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which the person and his or her affiliates or associates have or share investment or voting power, but does not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence either in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum for the transaction of business at the Annual Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on the matter (the "broker non-votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for any or all of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on the item. Proxies marked "ABSTAIN" will be treated as a vote cast for purposes of determining whether a quorum is present. The ratification of independent auditors, and all other matters that may properly come before the meeting, unless otherwise required by law, will be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the common stock are required to file with the Securities and Exchange Commission certain reports regarding their ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the common stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of common stock at the Record Date.

                Name and Address of              Amount and Nature of       Percent of Shares of
                 Beneficial Owner                Beneficial Ownership     Common Stock Outstanding
                 ----------------                --------------------     ------------------------
Wellington Management Company, LLP
  75 State Street
  Boston, Massachusetts  02109                        142,538 (1)                    14.55%
Heritage Bank Employee Stock Ownership Plan
  101 North Main Street
  Jonesboro, Georgia 30236                             78,773 (2)                      8.0%
David B. Turner
  101 North Main Street
  Jonesboro, Georgia 30236                             79,574 (3)                      7.8%

_______________________
(1) Based on an amended Schedule 13G filed on February 12, 2002. The amount shown includes shares owned of record by First Financial Fund, Inc., a registered closed-end investment company.
(2)  Based on an amended Schedule 13G filed on March 13, 2002.
(3) Based on an amended Schedule 13G filed on March 13, 2002. The amount shown includes 36,900 shares issuable upon the exercise of presently exercisable options, 8,169 shares held indirectly through the Heritage Bank Employee Stock Ownership Plan, and 2,103 shares held indirectly by Mr. Turner's spouse, including shares issuable upon the exercise of presently exercisable options.

     -----------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     -----------------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the common stock, to file reports of ownership and changes in ownership of the common stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission (the "SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. Other than as set forth in the stock ownership table above, the Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the common stock.

         Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements of the Exchange Act applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2001.

             -------------------------------------------------------

                       PROPOSAL I - ELECTION OF DIRECTORS

             -------------------------------------------------------

         The Articles require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The term of one class of directors expires at each annual meeting of stockholders. During 2001, Joe B. Mundy retired as a director of the Company. As a result of Mr. Mundy's retirement, the Board of Directors currently consists of seven members with two classes comprised of three directors and one class comprised of one director. In order to make the number of directors in each class as equal as possible, at the meeting, two directors will be elected for three year terms and one director will be elected to a one year term. This reappointionment among director classes will result in two classes comprised of two directors and one class comprised of three directors. A director serves until his or her successor has been elected and qualified.

         David B. Turner and Charles S. Tucker have each been nominated by the Board of Directors to serve as a director of the Company for three year terms to expire in 2005. John T. Mitchell has been nominated by the Board of Directors to serve as a director of the Company for a one year term to expire in 2003. Each of the nominees is currently a member of the Board of Directors. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the other named nominees and for such substitute or substitutes, if any, as the Board of Directors may recommend to replace such nominee. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the nominees and the directors of the Company continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the outstanding common stock beneficially owned. Each director of the Company is also a director of the Bank.


                                                                             Shares of Common
                                   Year First Elected    Current Term to    Stock Beneficially    Percent
        Name             Age(1)     or Appointed (2)         Expire              Owned (3)        of Class
        ----             ------     ----------------         ------              ---------        --------
                              BOARD NOMINEE FOR TERM TO EXPIRE IN 2003
John T. Mitchell             61                 1997                2002        34,077 (4)            3.5%

                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2005
Charles S. Tucker            76                 1978                2002        12,908 (5)(6)         1.3%
David B. Turner              53                 1992                2002        79,574 (7)            7.8%

                                  DIRECTORS CONTINUING IN OFFICE
Edwin S. Kemp, Jr.           54                 1988                2003        22,479 (5)(6)         2.3%
Roy V. Hall                  56                 2000                2004         2,530 (8)               *
John B. Lee, Jr.             74                 1975                2004        13,403 (5)(6)         1.4%
Leonard A. Moreland          40                 1996                2004        31,818 (9)            3.2%
All directors and
executive officers as a
group (13 persons)                                                             267,993 (10)          24.5%

______________________
*    Indicates beneficial ownership of less than 1%.
(1)  At December 31, 2001.
(2) Refers to the year the individual first became a director of the Company or the Bank. All persons who were directors of the Bank during March 1995 became directors of the Company when it was incorporated in March 1995.
(3)  Beneficial ownership is as of the Record Date.
(4) Includes 4,700 shares of common stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5) Includes 7,500 shares of common stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(6) Excludes 78,773 shares of common stock held under the Heritage Bank Employee Stock Ownership Plan ("ESOP") and 4,950 shares held under the Management Stock Bonus Plan ("MSBP") for which the individual serves as a member of the ESOP or MSBP Committee or Trustee Committee. The individual disclaims beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer

     Compensation - Benefits - Employee Stock Ownership Plan" and "Director and Executive Officer Compensation - Benefit Employee Stock Ownership Plan".
(7) Includes 36,900 shares issuable upon the exercise of presently exercisable options, 8,169 shares held indirectly through the ESOP, and 2,103 shares held indirectly by Mr. Turner's spouse, including shares issuable upon the exercise of presently exercisable options.
(8) Includes 2,300 shares of common stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(9) Includes 15,710 shares of common stock that the individual was the right to acquire through the exercise of options within 60 days of the Record Date.
(10) Excludes 51,949 shares of common stock held under the ESOP (78,773 shares minus the 26,824 shares allocated to executive officers) and 4,950 shares held in the MSBP for which Messrs. Kemp, Lee and Tucker serve as members of the ESOP or MSBP Committee or Trustee Committee. These individuals disclaim beneficial ownership of these shares held in a fiduciary capacity. See "Director and Executive Officer Compensation - Benefits - Employee Stock Ownership Plan" and "Directors and Executive Officer Compensation - Benefits - Management Stock Bonus Plan." Includes 113,965 shares of common stock that the individuals have the right to acquire through the exercise of options within 60 days of the Record Date.

Biographical Information

         Set forth below is certain information with respect to the directors and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         David B. Turner has been President, Chief Executive Officer and a director of the Company since its incorporation in March 1995. Mr. Turner has served as Vice-Chairman and Chief Executive Officer of the Bank since January 1, 2001 and was President and Chief Executive Officer of the Bank from 1989 until January 1, 2001. He has been a director of the Bank since 1992 and an officer of the Bank since 1971, having held other positions with the Bank such as Assistant Vice President, Vice President, and Executive Vice President. Mr. Turner also is a board member of Hope Shelter, a board member of the Clayton County Convention and Visitors Bureau, an advisory board member of Habitat for Humanity, a member of the Jonesboro Historical Committee, a mentor and Admission Board Director for the Clayton County Alternative School, and Chairman and Chief Executive Officer of Historical Jonesboro/Clayton County, Inc.

         Leonard A. Moreland has been Executive Vice President and Chief Administrative Officer of the Company since July 1996. He has been President of the Bank since January 1, 2001 and was Executive Vice President and Chief Administrative Officer of the Bank from July 1996 until January 1, 2001. Mr. Moreland has been a director of the Bank since August 1996 and a director of the Company since May 1999. Prior to joining the Bank, Mr. Moreland served as a senior vice president and chief financial officer of Southern Crescent Bank, Morrow, Georgia from 1991 until joining the Company in 1996. Mr. Moreland serves as a director and member of the Southlake Kiwanis Club and a member of the Lovejoy High School Advisory Committee. Mr. Moreland also serves as a member of the Board of Trustees of Clayton State Athletics Association Incorporated.

         John B. Lee, Jr. has been a director of the Bank since 1975 and of the Company since its incorporation in March 1995 and currently serves as Chairman of the Board of Directors of both the Company and the Bank. Mr. Lee is employed as Public Relations Representative of Spartan Lincoln-Mercury, Inc., Morrow, Georgia, and, until December 1996, was employed by Loewen Group International, Inc., Burnaby, B.C., Canada, as a public relations consultant. Mr. Lee is also an inspector for the Bank and a past director and president of the Clayton County Chamber of Commerce.

         Roy V. Hall has been a director of the Bank since 1999. He is a Certified Public Accountant and has been a principal in the accounting firm of Roy V. Hall, P.C. in Jonesboro, Georgia since 1981. In 1989, Mr. Hall was one of the organizers of Southern Crescent Bank in Morrow and served as Chairman of the Board from its inception until the time of the merger of Southern Crescent and Tucker Federal Bank in 1996. Mr. Hall serves on the Board of Directors of the Macedonian Call Foundation, a non-profit organization serving Southern Baptist missionaries. Mr. Hall is also involved with Calvary Refuge Center, an emergency and transitional housing facility for the homeless. He has been an active member of First Baptist Church of Jonesboro since 1976, serving in various leadership capacities.

         Edwin S. Kemp, Jr. has been a director of the Bank since 1988 and of the Company since its incorporation in March 1995. He has had his own law practice in Jonesboro, Georgia since 1982. He has been counsel to the Bank since 1983. He is vice-chairman of the Administrative Board of the Jonesboro First United Methodist Church. He has also served as an attorney for Habitat for Humanity and for Historical Jonesboro.

         John T. Mitchell has been a director of the Bank since June 1997 and a director of the Company since May 1999. Mr. Mitchell has been the president and a principal of Adams-Mitchell Realty, Inc., Jonesboro, Georgia since 1983.

         Charles S. Tucker has been a director of the Bank since 1978 and the Treasurer, Secretary and a director of the Company since its incorporation in March 1995. Mr. Tucker retired after 31 years of service as a county agent for the University of Georgia Cooperative Extension Service. Mr. Tucker is a member of the Henry County Chamber of Commerce, the Veterans of Foreign Wars, and the American Legion.

         John C. Bowdoin has been a Senior Vice President and Fayette County President of the Bank since July 1999. Prior to joining the Bank, Mr. Bowdoin was an executive vice president with United Bank of Griffin, Griffin, Georgia from March 1998 to July 1999. Prior to that time, from September 1995 to March 1998, Mr. Bowdoin was the president and chief executive officer of Precise Packaging, a package manufacturer in Griffin, Georgia. Mr. Bowdoin serves as a member of the advisory board for the Fayetteville Main Street Commission. He also serves on the Board of the Fayette County Chamber of Commerce and on the board of the Fayette County Education Foundation.

         Richard P. Florin has been a Senior Vice President and Senior Credit Officer of the Bank and the Company since September 1996. Prior to that time, from March 1990 to September 1996, Mr. Florin was a senior vice president of lending of Southern Crescent Bank, Morrow Georgia. Mr. Florin serves on the Tech Prep Back to Work Committee for Clayton College and State University.

         Mary Jo Rogers has been employed as Senior Vice President and the Chief Financial Officer of the Bank since February 1997. Prior to joining the Bank, Ms. Rogers was a vice president and auditor for the First National Bank in Griffin, Georgia from May 1988 until February 1997. Ms. Rogers has served as President of the Griffin Area Georgia Tech Alumni Club, a non-profit organization, since 1997.

         Charles T. Segers has been a Senior Vice President and Henry County President of the Bank since April 1999. Prior to joining the Bank, Mr. Segers performed similar functions with First Citizens Bank in Riverdale, Georgia, between July 1997 and April 1999. From 1990 until 1997, Mr. Segers served as President and Chief Operating Officer of First Bank of Georgia in East Point, Georgia. Mr. Segers currently serves as Secretary for the Henry County Rotary Club.

         Edith W. Stevens has been employed by the Bank since 1978 and has served as Senior Vice President and the Chief Operating Officer of the Bank since 1984. Ms. Stevens serves as a member of the Program Advisory Committee of Applied Business Technology/Banking Option Program for Griffin Technological College.

         John Westervelt has been a Senior Vice President and Clayton County President of the Bank since November 2000. Prior to joining the Bank, Mr. Westervelt worked for Gulf Coast Bank as Vice President and manager of the SBA lending program from October 1995 until joining the Bank in November 2000. Mr. Westervelt has served as a contracted instructor with the Office of Continuing Education at Clayton College and State University in Morrow Georgia for the last six years, teaching courses in Business Credit and Small Business Loan Packaging. Mr. Westervelt is a member of the Southlake Kiwanis Club.

Nominations for Directors

         Only persons who are nominated in accordance with the procedures set forth in the Articles are eligible for election as directors. In addition to the right of the Board of Directors to make nominations for the election of directors, nominations may be made by any stockholder entitled to vote for the election of directors at a meeting called for the purpose of electing directors if the stockholder is present at the meeting in person or by proxy.

Advance notice of a proposed nomination by a stockholder must be received by the Chairman of the nominating committee of the Board of Directors of the Company (which notice may be sent to the Chairman in care of the Secretary of the Company) or, in the absence of a nominating committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. Each notice must set forth
(1) the name, age, business address, and, if known, residence address of each nominee proposed in the notice, (2) the principal occupation or employment of each nominee, and (3) the number of shares of common stock that are beneficially owned by each nominee. The stockholder making a nomination must also provide any other information reasonably requested by the Company.

        If the chairman of the Annual Meeting, in his or her discretion, determines that a nomination was not made in accordance with the foregoing procedures, then that determination will be announced at the Annual Meeting, and the defective nomination will be discarded.

Meetings and Committees of the Board of Directors

        The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 2001, the Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and the committees on which he served during 2001.

        The Board of Directors of the Bank (the "Bank Board") conducts its business through meetings of the Bank Board and through activities of its committees. During the fiscal year ended December 31, 2001, the Bank Board held 12 regular meetings. No director attended fewer than 75% of the total meetings of the Bank Board and the committees on which he served during 2001.

        During 2001, the full Board of Directors acted as a nominating committee for selecting the nominees for election of directors in accordance with the Company's Bylaws. Effective January 16, 2002, the Board of Directors established a nominating committee (the "Nominating Committee") consisting of Roy V. Hall, John B. Lee, Jr., and Edwin S. Kemp, Jr. In its deliberations, this committee will consider the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Nominating Committee will consider nominees recommended by stockholders, it will not actively solicit recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles and the Bylaws, has it established any procedures for this purpose. During 2001, the Board of Directors met once as the nominating committee.

        The Executive Compensation Committee consists of Messrs. Lee (Chairman), Kemp, Hall, Mitchell, and Tucker and determines executive compensation. The Executive Compensation Committee did not meet during 2001.

        The Board of Directors has established an Audit Committee by adopting a written charter setting out the audit related functions the committee is to perform. We have reviewed and reassessed the adequacy of the formal written charter and found that it meets all necessary requirements.

Report of the Audit Committee

        The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

        As set forth in more detail in the Audit Committee charter, the Audit Committee's primary responsibilities include:

          .    ensuring the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements;
          .    the independence and performance of the Company's internal auditors and independent auditors; and
          .    the Company's compliance with legal and regulatory requirements.

         The Audit Committee recommends the selection of the Company's and the Bank's independent auditors to the Board of Directors and the Bank Board and meets with the Company's independent auditors to discuss the scope and to review the results of the annual audit.

         The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Audit Committee met five times during 2001.

         A majority of the directors who serve on this committee are "Independent" for purposes of the National Association of Securities Dealers ("NASD") listing standards for small business issuers. That is, the Board of Directors has determined that a majority of the members of the Audit Committee do not have any relationship to the Company that may interfere with our independence from the Company and its management.

         The Audit Committee has reviewed the Company's financial statements and met with both management and Porter Keadle Moore, LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

         The Audit Committee has received from and discussed with Porter Keadle Moore, LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee has also discussed with Porter Keadle Moore, LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year end December 31, 2001, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Charles S. Tucker, Chairman
Roy V. Hall
Edwin S. Kemp, Jr.
John T. Mitchell

             -------------------------------------------------------

                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

             -------------------------------------------------------

Director Compensation

         The directors of the Bank receive $350 per month. The directors of the Company receive $500 per month. Directors of the Bank and of the Company receive $50 for attendance at any committee meetings. However, directors who are officers of either the Bank or the Company are not compensated for their services on any committee. Director fees paid by the Bank totaled $91,500 in compensation. This was paid to directors for their service on the Board of Directors and the Bank Board and its committees during the fiscal year ended December 31, 2001. In 1996, Directors Tucker, Lee, Kemp, and former director Mundy were each awarded the equivalent of 2,879 shares of common stock pursuant to the Management Stock Bonus Plan. These awards vest over five years at a rate of 20% per year. Pursuant to the 2000 Stock Option Plan, each Director has been annually awarded options for 300 shares of common stock that can be exercised after a six-month vesting period.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and
         --------------------------
non-cash compensation awarded to or earned by the Chief Executive Officer and the four most highly compensated executive officers (the "Named Executive Officers"). No other executive officer of the Company had a salary and bonus during the year ended December 31, 2001 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                                            Long Term Compensation
                                 Annual Compensation (1)                                           Awards
--------------------------------------------------------------------------------    ----------------------------------------
                                                                                                 Securities
                                                                                    Restricted   Underlying
Name and                         Fiscal                          Other Annual          Stock      Options/       All Other
Principal Position                Year     Salary      Bonus     Compensation(2)      Awards      SARs (#)      Compensation
------------------                ----     ------      -----     ---------------      ------      --------      ------------
David B. Turner                   2001    $131,250    $32,233       $23,324         $      --          900       $64,002 (3)
  President and Chief             2000     125,000     14,683        24,343                --          900        17,412 (3)
  Executive Officer               1999     110,000     11,000        21,212                --           --        16,845 (3)

Leonard A. Moreland               2001    $122,500    $32,911       $20,074         $      --          500       $65,809 (4)
  Executive Vice                  2000     115,000     13,388        22,869                --          450        14,072 (4)
President and Chief               1999     100,000     10,000        20,774                --           --        14,670 (4)
Administrative
  Officer

Richard P. Florin                 2001    $ 98,000    $26,788       $ 3,848         $      --          500       $56,800 (5)
  Sr. Vice President and          2000      95,000     11,800            --                --          450        10,795 (5)
  Chief Lending Officer           1999      90,000      9,414            --                --           --        13,749 (5)

John C. Bowdoin                   2001    $ 99,000    $24,301       $ 3,735         $      --          400       $39,673 (6)
  Sr. Vice President and          2000      93,600     10,588            --            14,438(7)       400            --
  Fayette County President        1999(8)   43,962      4,396            --            17,530(7)     5,000            --

Charles T. Segers                 2001    $ 86,945    $13,153       $ 3,791         $      --          400       $35,912 (9)
  Sr. Vice President and          2000      83,600      6,657            --            14,438(7)       400            --
  Henry County President          1999(8)   67,722      5,698            --            15,500(7)     5,000            --


________________
(1)  Includes compensation paid by the Bank or the Company.
(2) For Mr. Turner, includes director's fees of $10,200 in each of the last three fiscal years. For Mr. Turner, 2001 includes $7,825 of dependent insurance, 2000 includes $8,183 of dependant insurance, and 1999 includes $6,774 of dependant insurance. The amount shown also includes a car allowance and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits. For Mr. Moreland, includes $10,200 of director's fees in each of the last three fiscal years. For Mr. Moreland, 2001 includes $6,789 of dependent insurance, 2000 includes $8,183 of dependent insurance, and 1999 includes $7,229 of dependant insurance. For Mr. Moreland, the amount shown includes a car allowance, a gas allowance, and life insurance, the values of which do not individually exceed 25% of the total perquisites and other personal benefits. For Messrs. Florin, Bowdoin, and Segers, the amount shown includes a car allowance, the value of which does not individually exceed 25% of the total perquisites and other personal benefits.
(3) For Mr. Turner, consists of $4,796, $6,847, and $6,215 of Company matching contributions under the Company's 401(k) Profit Sharing Plan for the fiscal years ended December 31, 2001, 2000, 1999, respectively. Also, includes an allocation of 2,562, 1,008, and 704 shares of common stock under the ESOP during the Company's fiscal years ended December 31, 2001, 2000, and 1999, respectively. These shares had a value of $55,698, $10,085, and $10,208 at December 31, 2001, 2000, and 1999, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP (as defined below) by the common stock's closing price as of the last day of the respective fiscal year). This amount also includes term life insurance premiums for 2001, 2000, and 1999 of $573, $480, and $422, respectively, and Heritage Bank Executive Supplemental Retirement Plan (the "Executive Plan") contributions for 2001 of $2,935.
(4) For Mr. Moreland, consists of $993, $6,410, and $5,607 of Company matching contributions under the Company's 401(k) Profit Sharing Plan in 2001, 2000, and 1999, respectively. Also, includes an allocation of 2,522, 722, and 625 shares of common stock under the ESOP in 2001, 2000, and 1999, respectively. These shares had a value of $54,828, $7,220, and $9,063 at December 31, 2001, 2000, and 1999, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP (as defined below) by the common stock's closing price as of the last day of the respective fiscal year). This amount also includes term life insurance premiums for 2001, 2000, and 1999 of $536, $442, and $384, respectively, and Executive Plan contributions for 2001 of $9,452.
(5) For Mr. Florin, consists of $3,451, $4,935, and $4,473 of Company matching contributions under the Company's 401(k) Profit Sharing Plan in 2001, 2000, and 1999, respectively. Also, includes an allocation of 2,046, 550, and 616 shares of common stock under the ESOP (as defined below) during the Company's fiscal years ended December 31, 2001, 2000, and 1999, respectively. These shares had a value of $44,480, $5,500, and $8,932 at December 31, 2001, 2000, and 1999, respectively (calculated by multiplying the aggregate number of shares allocated under the ESOP (as defined below) by the common stock's closing price as of the last day of the respective fiscal year). This amount also includes term life insurance premiums for 2001, 2000, and 1999 of $430, $360, and $344, respectively, and Executive Plan contributions for 2001 of $8,439.
(6) For Mr. Bowdoin, consists of an allocation of 1,793 shares of common stock under the ESOP (as defined below) during the Company's fiscal year ended December 31, 2001. These shares had a value of $38,980 at December 31, 2001 (calculated by multiplying the aggregate number of shares allocated under the ESOP (as defined below) by the common stock's closing price as of the last day of the 2001 fiscal year). This amount also includes term life insurance premiums for 2001 of $435, and Executive Plan contributions for 2001 of $257.81.
(7) Mr. Bowdoin and Mr. Segers were each awarded 1,500 shares in 2000, and 1,000 shares in 1999 through the Management Stock Bonus Plan, a restricted stock plan. Awards are earned by participants at a rate of 20% per year for five years, as the participant remains an employee of the Bank. This amount represents the value of the shares of restricted stock as of the date of the grant.
(8) Mr. Bowdoin's and Mr. Segers' salaries and bonuses for 1999 are for partial year employment.
(9) For Mr. Segers, consists of $3,699 of Company matching contributions under the Company's 401(k) Profit Sharing Plan in 2001. Also, includes an allocation of 1,464 shares of common stock under the ESOP (as defined below) during the Company's fiscal year ended December 31, 2001. These shares had a value of $31,827 at December 31, 2001 (calculated by multiplying the aggregate number of shares allocated under the ESOP (as defined below) by the common stock's closing price as of the last day of the 2001 fiscal year). This amount also includes term life insurance premiums for 2001 of $386.

         Option Grants in Last Fiscal Year. The following table sets forth all
         ---------------------------------
individual grants of stock options during the year ended December 31, 2001, to each of the Named Executive Officers.

                                                      Percent of Total
                            Number of Securities           Options
                             Underlying Options      Granted to Employees     Exercise or Base
       Name                     Granted (#)             in Fiscal Year          Price ($/Sh)      Expiration Date
       ----                     -----------             --------------          ------------      ---------------
David B. Turner                     900                      9.14%                 $21.74            12/31/11
Leonard A. Moreland                 500                      5.08                   21.74            12/31/11
Richard P. Florin                   500                      5.08                   21.74            12/31/11
John C. Bowdoin                     400                      4.06                   21.74            12/31/11
Charles T. Segers                   400                      4.06                   21.74            12/31/11

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End
         -------------------------------------------------------------------
Option Values. The following table summarizes the number of shares and value
-------------
realized by each of the Named Executive Officers upon the exercise of options during 2001 and the value of the outstanding options held by the Named Executive Officers at December 31, 2001.

                                                            Number of Securities
                                                           Underlying Unexercised          Value of Unexercised
                                               Value       Options/SARs at Fiscal      In-the-Money Options/SARs at
                            Shares Acquired   Realized        Year-End (#) (1)            Fiscal Year-End ($) (2)
                                                              -----------------           -----------------------
      Name                  on Exercise (#)     ($)     Exercisable     Unexercisable  Exercisable     Unexercisable
      ----                  ---------------     ---     -----------     -------------  -----------     -------------
David B. Turner                     --            --       36,900                 900    $425,286            $    --
Leonard A. Moreland                 --            --       14,130               6,820     159,050             47,337
Richard P. Florin                   --            --        6,500                 500      71,228                 --
John C. Bowdoin                     --            --        2,400               3,400      13,116             12,630
Charles T. Segers                   --            --        2,400               3,400      17,176             18,720

___________________

(1)  Adjusted for two 10% stock dividends previously issued.
(2) Based on the difference between the exercise price and $21.74, the average of the bid and ask price of common stock on December 31, 2001.

Employment and Other Agreements

         Employment Agreements. The Bank has entered into employment agreements
         ---------------------
with each of David B. Turner, its Vice Chairman and Chief Executive Officer, and Leonard A. Moreland, its President and Chief Administrative Officer. The employment agreements are for terms of thirty-six months with a base salary of $131,250 for Mr. Turner and $122,500 for Mr. Moreland. Each agreement expires on January 1, 2005. Each agreement may be terminated by the Bank for "just cause" as defined in each agreement. If the Bank terminates the officer without just cause, he will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement including any renewal term. Each employment agreement contains a provision stating that in the event of termination of employment in connection with, or within twelve months after, any change in control (as defined in each agreement) of the Bank or the Company, the officer shall be paid an amount equal to 2.99 times his average annual taxable compensation paid during the five years prior to the change in control. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted to the "prime rate" as published in the Wall Street Journal Eastern Edition, or in equal periodic payments over the next thirty-six months or remaining term of the agreement, whichever is less. If that event had occurred at December 31, 2001, the payments would have equaled approximately $475,900 for Mr. Turner and $392,300 for Mr. Moreland. The aggregate payments that would be made would be an expense to the Bank and reduce net income and capital by those amounts. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board of Director's sole discretion.

         Executive Supplemental Retirement Plan. The Bank has established the
         --------------------------------------
Heritage Bank Executive Supplemental Retirement Plan (the "Executive Plan") pursuant to the Named Executive Officers have entered into an Executive Supplemental Retirement Plan Executive Agreement and a Life Insurance Endorsement Method Split Dollar Plan Agreement. In order to help fund and/or offset the amounts payable by the Bank under the Executive

Plan, the Bank purchased split dollar life insurance policies on the life of certain of the participants. Although the Executive Plan does not require the Company or the Bank to set aside any assets in order to fund the obligations arising thereunder, the Company has utilized these split dollar life insurance policies as the primary funding source. The Executive Plan provides participants with an indexed retirement benefit and a deferral benefit. Generally, the indexed retirement benefit of a participant for each calendar year is equal to the excess (if any) of (A) the aggregate after-tax income under the applicable life insurance contracts on such participant under the Executive Plan for that year over (B) the Opportunity Cost (as hereinafter defined). The term "Opportunity Cost" is defined to mean (Y) sum of (1) the premiums for the applicable life insurance contract for that year, plus (2) any benefits paid to the participant under the plan for that year, plus (3) the sum of all prior years' Opportunity Costs, with the resulting sum multiplied by the average annualized after-tax yield of a one-year Treasury bill for the year, divided by
(Z) 1.13 minus the Bank's marginal tax rate. The indexed retirement benefits for each calendar year are aggregated to produce an indexed retirement benefit of the participant, which is paid to the participant upon attainment of age 65, upon disability or upon a termination of employment; provided, however, no indexed retirement benefit is paid to a participant if his employment is terminated by the Bank prior to his completion of five years of service with the Bank, or if his employment is terminated for "cause." Indexed retirement benefits are generally paid in equal annual installments over ten years. However, payments may be made after such ten year period to the extent of any balance then remaining in the participant's account. For a participant who remains an employee of the Bank until age 65, indexed retirement benefits will continue to accrue and be paid each year following the attainment of age 65 or until his death. In the event of the death of a participant, indexed retirement benefits are paid in a single lump sum to the beneficiary selected by the participant.

         Generally, the deferral benefit of a participant for each calendar year is equal to amounts deferred under the Executive Plan. Under the Executive Plan, a participant may elect to defer up to 100% of his or her salary for a period of up to five (5) years (although the Board may further extend the participant's deferral period). Amounts deferred by a participant are credited with interest at a rate of 150% of the one-year Treasury bill each year, but in no event less than 6% per year. Generally, a participant's deferral benefit is paid at the same time and in the same manner of the participant's indexed retirement benefit. No participant has elected to defer amounts under the Executive Plan.

         In addition to indexed retirement benefits and deferral benefits, an additional death benefit may be payable to a participant's designated beneficiary equal to all or a part of the death benefit provided under life insurance contracts with respect to that participant if the participant has been employed with the Bank for five (5) years prior to his or her death.

         Upon a change of control of the Bank, under the Executive Plan participants are deemed to continue to work with the Bank until age 65 if they voluntarily quit or are terminated without "cause."

         Estimated annual benefits payable upon retirement at age 65 when expressed as an annual payment for ten (10) years for each of the participants in the Executive Plan is shown below:

                                Estimated Amount Allocated to        Estimated Annual Payments Payable After
Executive Participant         Participant's Account in 2001 (1)              Normal Retirement Age (2)
---------------------         ---------------------------------              -------------------------
David B. Turner                            $4,644                                     $73,416
Leonard A. Moreland                         3,938                                      96,846
Richard P. Florin                           3,609                                      23,248
John C. Bowdoin                             3,022                                      28,411
Charles T. Segers                           2,968                                      16,747

______________________
(1) Based on the estimated performance of the applicable life insurance policy in 2001.
(2) Assumes the participant's continuous employment with the Bank until the participant reaches age 65, the normal retirement age. The information is estimated based on (a) the number of years until the participant attains the age of 65, (b) the historical and assumed future performance of the applicable life insurance policy, (c) an assumed one-year Treasury bill rate of 5%, and (d) a marginal tax rate for the Bank of 38%. The actual retirement benefit will be dependent on the actual performance of the applicable life insurance policy as well as the actual Treasury bill rates and marginal tax rates during the period prior to the participant attaining age 65.

     Change in Control Severance Agreements. The Bank also has change in control
     --------------------------------------
severance agreements with three of the Named Executive Officers: John C. Bowdoin, Richard P. Florin, and Charles T. Segers. The agreements provide severance benefits equal to 100% of the taxable compensation plus certain medical and dental benefits paid to the officer by the Bank for the twelve-month period prior to termination in the event of an involuntary or constructive termination, absent "just cause" as defined in each agreement, in connection with, or within twelve months after, a change in control of the Bank or the Company. Such sum shall be paid, at the option of the officer, either in one lump sum which shall be discounted to the "prime rate" as published in the Wall Street Journal Eastern Edition minus 100 basis points, or in equal periodic payments over the next twelve months. An officer is considered to be constructively terminated in the event that after a change in control: (i) the officer would be required to move more than thirty-five miles from the primary office location of the officer; (ii) the Bank or Company fails to maintain the officer's base compensation and employee benefit plans, except where reduction in benefits does not disproportionately adversely impact the officer; (iii) the officer is assigned duties and responsibilities other than those normally associated with the officer's position, as indicated in each agreement; or (iv) the officer's responsibilities or authority has been materially diminished or reduced. Mr. Florin's agreement further includes a provision calling for constructive termination where the organizational structure of the Bank or the Company after a change in control would require Mr. Florin to report to a person or persons other than the Executive Vice President and Chief Administrative Officer. In addition, the agreements entered into with Mr. Bowdoin and Mr. Segers each contain loyalty and noncompete provisions. If a change in control of the Bank had occurred at December 31, 2001 and Mr. Bowdoin, Mr. Florin, and Mr. Segers had each been terminated, the total amount payable under these three agreements would have been approximately $283,945.

Benefits

     Employee Stock Ownership Plan. The Bank has established an employee stock
     -----------------------------
ownership plan (the "ESOP"). The ESOP borrowed funds through a loan from the Company to acquire shares of the common stock in July 1995. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.

     A committee consisting of non-employee directors (the "ESOP Committee") administers the ESOP and serves as the ESOP's trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustees' fiduciary duties. The ESOP held 78,773 allocated shares and 0 unallocated shares after the vesting on December 31, 2001.

     1995 Stock Option Plan. The Company's Board of Directors adopted the CCF
     ----------------------
Holding Company 1995 Stock Option Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the Option Plan, 136,819 shares common stock (as adjusted for two stock dividends and a previous exercise and retirement of 5,951 shares) are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time.

     2000 Stock Option Plan. The Company's Board of Directors adopted the CCF
     ----------------------
Holding Company 2000 Stock Option Plan, which was approved by stockholders of the Company at the annual meeting of stockholders held on April 17, 2000. Pursuant to the Option Plan, 80,000 shares of common stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time.

     Management Stock Bonus Plan. The Company's Board of Directors adopted the
     ---------------------------
CCF Holding Company Management Stock Bonus Plan ("MSBP"), which was approved by stockholders of the Company at the annual meeting of stockholders held on January 23, 1996. Pursuant to the plan, certain directors, officers, and key employees were granted shares of restricted stock from time to time. Restricted stock awarded under this plan vest at a rate of 20% per year beginning on the anniversary date of the grant. Pursuant to this plan, 4,950 shares of restricted stock (as adjusted for two stock dividends) are reserved for issuance upon vesting and 3,615 shares of restricted stock were retired. The Company is not authorized to grant any further stock pursuant to this plan.

           -----------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           -----------------------------------------------------------

     The Bank's directors and executive officers, their immediate family members and certain companies and other entities associated with them have been customers of and have had banking transactions with the Bank and are expected to continue those relationships. Except as listed in the chart following the next paragraph, all extensions of credit made by the Bank to these individuals, companies, and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than a normal risk of collectibility or present other unfavorable features. There is approximately $356,000 in outstanding loans to John T. Mitchell, a director, that meet the above-listed criteria. There is approximately $161,000 in outstanding loans to David B. Turner, an executive officer and director, that meet the above-listed criteria. There is approximately $95,600 in outstanding loans to John B. Lee, Jr., a director, that meet the above-listed criteria. There is approximately $150,000 in outstanding loans to Roy V. Hall, a director, that meet the above-listed criteria. There is approximately $61,800 in outstanding loans to Edith W. Stevens, an officer, that meet the above-listed criteria.

     Prior to 1990, the Bank provided loans to officers and directors and other affiliates at reduced interest rates and fees. The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time during the fiscal year ended December 31, 2001, in an amount in excess of $60,000 for loans that were originated at a preferential rate prior to 1990.

                                                                                            Highest
                                                                                            Balance
                                                                                            During
                                                                                             Year
                                  Type                              Loan    Prevailing      Ended      Balance
                                   of    Origination   Original   Interest    Rate at         at         at
      Name          Affiliation   Loan      Date        Balance     Rate    Origination    12/31/01   12/31/01
      ----          -----------   ----      ----        -------     ----    -----------    --------   --------
John B. Lee, Jr.    Director      First   12/18/87     $153,000     4.80%     7.875%        $72,702    $64,126

     Election of each of the nominated directors requires the approval of a majority of the votes cast by the stockholders of the Company at the Annual Meeting. The Board of Directors recommends that stockholders vote "FOR" the election of each of the individuals nominated as a director of the Company.

      ---------------------------------------------------------------------

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

      ---------------------------------------------------------------------

     The Board of Directors has approved the selection of Porter Keadle Moore, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. A representative of Porter Keadle Moore, LLP, is expected to be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

     The aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as well as for the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal year ended December 31, 2001 totaled $58,050 (excluding expenses reimbursed by the Company).

Financial Information Systems Design and Implementation of Fees

     No fees other than those described above under the caption "Audit Fees" and those described below under the caption "All Other Fees" were billed to the Company by Porter Keadle Moore, LLP, for professional services in the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed by Porter Keadle Moore, LLP, for professional services rendered other than as stated above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation of Fees" above totaled $11,900 in fiscal 2001. The Audit Committee considers the provision of these services to be compatible with maintaining the independence of Porter Keadle Moore, LLP.

     Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Annual Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Porter Keadle Moore, LLP, as the Company's auditors for the fiscal year ending December 31, 2002.

               --------------------------------------------------

                                  MISCELLANEOUS

               ---------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock.

     The Company's Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, will be mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

               --------------------------------------------------

                              STOCKHOLDER PROPOSALS

               --------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter by December 18, 2001, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at that meeting must be received at the Company's executive offices at 101 North Main Street, Jonesboro, Georgia 30236, no later than December 6, 2002.

     In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders may exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's executive offices by March 17, 2003.

                    ----------------------------------------

                                   FORM 10-KSB

                    -----------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CCF HOLDING COMPANY, 101 NORTH MAIN STREET, JONESBORO, GEORGIA 30236.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Charles S. Tucker
                                       Charles S. Tucker
                                       Secretary

Jonesboro, Georgia
April 5, 2002

            --------------------------------------------------------
                               CCF HOLDING COMPANY

            --------------------------------------------------------

            --------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 16, 2002

            --------------------------------------------------------

     The undersigned hereby appoints Edwin S. Kemp, Jr. and Leonard A. Moreland, and each of them or their designees, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting"), to be held at the Heritage Bank office located at 440 N. Jeff Davis Drive, Fayetteville, Georgia 30214, on Thursday, May 16, 2002, at 9:00 a.m. or at any and all adjournments thereof, in the following manner:

                                                              FOR ALL
                                                              NOMINEES
                                                              (EXCEPT AS      WITHHELD FOR
                                                              MARKED BELOW)   ALL NOMINEES
                                                              -------------   ------------
1. The election as director of the nominees listed below
   with terms expiring in the year shown (except as
   marked to the contrary below):

         John T. Mitchell (2003)
         Charles S. Tucker (2005)
         David B. Turner (2005)

   Instructions: To withhold your vote for a nominee, write the nominee's name on the line provided below.

               --------------------------------------------------

                                                         FOR  AGAINST  ABSTAIN

2. The ratification of the appointment of Porter
   Keadle Moore, LLP, as independent auditors of CCF Holding Company, for the fiscal year ending December 31, 2002.

In their discretion, these attorneys and proxies are authorized to vote in their discretion upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" each of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. Such subsequently dated proxy must be received by the Secretary of the Company prior to the date of the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders and a proxy statement dated April 5, 2002 and the Company's 2001 Annual Report to Stockholders.

Dated: ____________________, 2002




________________________         ________________________
SIGNATURE OF STOCKHOLDER         SIGNATURE OF STOCKHOLDER


_________________________        _________________________
PRINT NAME OF STOCKHOLDER        PRINT NAME OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------